SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                          Date of Report: June 7, 1996


                               ENCON SYSTEMS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      1-11065                   04-3069270
        --------                      -------                   ----------
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                 86 South Street, Hopkinton, Massachusetts 01748
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (508) 435-7700
                                                           --------------

                                 AMENDMENT NO. 2

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K dated September 20, 1995 as set forth in the pages attached hereto:

         (List all such items, financial statements, exhibits or other portions amended.)

         1. Item 7 - Financial Statements and Exhibits - Amended to provide (i) the unaudited financial statements for Kemper Management Services, Inc. ("Kemper") for the nine months ended September 30, 1995 and 1994, and (ii) the revised pro forma financial information for Kemper and the registrant.







                                TABLE OF CONTENTS

                                   FORM 8-K/A

                                  June 7, 1996



Item                                                                        Page

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS                           1

SIGNATURE                                                                     2

EXHIBITS                                                                     E-1







ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Listed  below  are  the  financial  statements,   pro  forma  financial
information and exhibits, if any, filed as a part of this amendment:

         a. Unaudited Financial Statements for Kemper Management Services, Inc. for the nine months ended September 30, 1995 and 1994.

         b. Pro forma Financial Information for the Registrant and Kemper Management Services, Inc.

         c.       Exhibits.  The following exhibit is filed herewith:


                  Exhibit
                    No.                         Title
                    ---                         -----
                    23a       Consent of Coopers & Lybrand L.L.P.


                                       -1-




                                 Kemper Management Services, Inc.
                                           Balance Sheet

                                                                           As of September 30,
                                                                           1995           1994
                                                                           ----           ----
                                    ASSETS
                                                                               (unaudited)
Current Assets
      Cash                                                               15,800         14,420
      Accounts Receivable                                             1,796,715      2,908,925
      Loan Receivable - Short Term                                        3,956         41,110
      Inventory                                                         159,497        378,844
      Prepaid Expenses                                                   11,815         14,632
                                                                  --------------  ------------

       Total Current Assets                                           1,987,783      3,357,931

Property & Equipment
      Computer Equipment                                                426,146        481,486
      Office Equipment                                                  141,830        135,946
      Furniture & Fixtures                                               94,691         95,972
      Leasehold Improvements                                             65,093         65,089
      Computer Software                                                  30,812         30,477
      Vehicles                                                           32,188         40,461
                                                                  --------------  ------------
                                                                        790,760        849,431

      Less Accumulated Depreciation                                    (475,776)      (348,438)
                                                                  --------------  ------------

                                                                        314,984        500,993

Other Assets
      Deposits                                                           26,018         19,321
                                                                  --------------  ------------


Total Assets                                                          2,328,785      3,878,245
                                                                  =============  =============


                                    LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
      Borrowings under Line of Credit                                   931,242      1,461,373
      Accounts Payable                                                  503,260        852,467
      Accrued Expenses                                                  170,271        317,086
                                                                  --------------  ------------

       Total Current Liabilities                                      1,604,773      2,630,926

Long Term Liabilities
      Note Payable - Stockholders less current portion above          1,047,113        800,739
                                                                  --------------  ------------

           Total Long Term Liabilities                                1,047,113        800,739

Stockholders Equity
      Common Stock - No par value; 15,000 shares
        authorized; 10,242 and 10,247 issued and
        outstanding, respectively                                        72,244         72,244
      Retained Earnings                                                (395,345)       374,336
                                                                  --------------  ------------
      Total Stockholders Equity                                        (323,101)       446,580
                                                                  --------------  ------------

Total Liabilities & Stockholders' Equity                              2,328,785      3,878,245
                                                                  =============  =============


                                         Kemper Management Services, Inc.
                                     Statement of Income and Retained Earnings

                                                                  For the Period Ended September 30,

                                                                           1995           1994
                                                                           ----           ----
                                                                               (unaudited)
      Sales                                                           7,575,884     12,464,688

      Cost of Sales                                                   6,386,703      9,826,335
                                                                  --------------  ------------

       Gross Profit                                                   1,189,181      2,638,353

      S, G & A Expenses                                               1,022,594      1,625,435
                                                                  --------------  ------------

        Operating Income before Principals' Compensation,
           Interest and Income Taxes                                    166,587      1,012,918

      Principals' Compensation                                           91,664        241,060
                                                                  --------------  ------------

        Operating Income before Interest and Income Taxes                74,923        771,858

      Gain (Loss) on Sale of Assets                                       6,168         (5,505)
      Interest Expense, net                                             (49,449)      (149,539)
                                                                  --------------  ------------

           Net Income Before Tax                                         31,642        616,814

      Income Tax                                                            856            933
                                                                  --------------  ------------

           Net Income                                                    30,786        615,881


      Retained Earnings - Beginning of Period                          (426,131)      (241,438)

           Retirement of Common Stock                                         0           (107)

                                                                  --------------  ------------


      Retained Earnings - End of Period                                (395,345)       374,336
                                                                  =============  =============


                                  Kemper Management Services, Inc.
                                      Statement of Cash Flows

                                                                   For the Period Ended September 30,

                                                                           1995           1994
                                                                           ----           ----
                                                                               (unaudited)
Cash Flows from Operating Activities
      Net Income                                                         30,786        615,881
      Adjustments to reconcile net income to net cash
         used for operating activities
           Depreciation                                                  84,459         83,824
           Loss (Gain) on sale of assets                                 (6,168)         5,505
           Changes in operating assets & liabilities
                  Decrease (Increase) in accounts receivable            558,578       (230,942)
                  Decrease in inventory                                  98,679         49,184
                  Decrease (Increase) in prepaid expenses                (1,158)        61,739
                  Decrease in accounts payable                         (913,501)      (259,857)
                  Decrease in accrued expenses                         (420,271)      (758,896)
                                                                  --------------  ------------

                     Net cash used in operating activities             (568,596)      (433,562)
                                                                  --------------  ------------

Cash Flows from Investing Activities
      Acquisitions of Property & Equipment                                5,700       (141,123)
      Sale of Property & Equipment                                        6,168         (5,505)
      Loan Disbursement                                                       0        (10,000)
      Repayment of loan and interest                                     27,154         18,890
      Increase in deposits                                                  770           (555)
                                                                  --------------  ------------

                     Net cash used in investing activities               39,792       (138,293)
                                                                  --------------  ------------

Cash Flows from Financing Activities
      Net borrowings under line of credit                               462,783        632,510
      Repayments to stockholders                                       (558,448)       (65,500)
      Retirement of stock                                                     0           (779)
                                                                  --------------  ------------

                     Net cash provided by financing activities          (95,665)       566,231
                                                                  --------------  ------------


Net Decrease in Cash                                                   (624,469)        (5,624)

Cash, Beginning of Period                                               640,269         20,044
                                                                  --------------  ------------

Cash, Beginning of Period                                                15,800         14,420
                                                                  =============  =============




ANALYSIS OF ENCON SYSTEMS, INC. ACQUISITION OF KEMPER MANAGEMENT
YEAR ENDED DECEMBER 31, 1994 STATEMENT OF OPERATIONS

                                                                                                   PROFORMA EFFECTS
                                           ENCON              KEMPER           ENCON-KEMPER        OF ACQUISITION      ENCON-KEMPER
                                          SYSTEMS           MANAGEMENT           COMBINED            AND PRIVATE         COMBINED
STATEMENT OF OPERATIONS                  31-DEC-94           31-DEC-94           31-DEC-94            PLACEMENT          31-DEC-94
- -----------------------                  ---------           ---------           ---------            ---------          ---------
Net sales and revenue                   $18,325,281         $16,927,579         $35,252,860                 $0         $35,252,860

Cost of sales                           $11,933,785         $13,421,165         $25,354,950                 $0         $25,354,950
                                        ------------        ------------        ------------                ---        -----------

     Gross profit                        $6,391,496          $3,506,414          $9,897,910                 $0          $9,897,910

Selling, general & administrative        $5,349,111          $2,518,928          $7,868,039           ($29,000)         $7,839,039
                                         -----------         -----------         -----------          ---------         ----------

     Income from operations              $1,042,385            $987,486          $2,029,871            $29,000          $2,058,871
                                         -----------           ---------         -----------           --------         ----------

Other income (expense):
  Interest expense                         ($98,835)          ($207,440)          ($306,275)                $0           ($306,275)
  Interest income                           $10,343                  $0             $10,343                 $0             $10,343
  Foreign currency exchange loss          ($124,505)                 $0           ($124,505)                $0           ($124,505)
  Other items                                $9,468             ($5,505)             $3,963                 $0              $3,963
                                             -------            --------             -------                ---             ------
     Net  other items                     ($203,529)          ($212,945)          ($416,474)                $0           ($416,474)

     Income (loss) before tax              $838,856            $774,541          $1,613,397            $29,000          $1,642,397

Income tax expense (benefit)              ($178,197)           $310,749            $132,552                 $0            $132,552
                                          ----------           ---------           ---------                ---           --------

     Net income (loss)                   $1,017,053            $463,792          $1,480,845            $29,000          $1,509,845

Pro forma data:
  Salaries and benefits - net of tax        $91,133                                 $91,133                                $91,133
                                            --------                                --------                               -------

     Pro forma net income                $1,108,186            $463,792          $1,571,978                             $1,600,978
                                         ===========           =========         ===========                            ==========

Pro forma net income per share                $0.43               $0.69                                                      $0.35
                                             ======              ======                                                      =====

Weighted average number of common
  shares outstanding                      2,580,694             675,000                              1,266,000           4,521,694
                                          ==========            ========                                                 =========
Days Stock Outstanding                          365                 365                                    365

ADDITIONAL SHARES OUTSTANDING                                           PROFORMA SAVINGS
- -----------------------------                                           ----------------
Kemper acquisition                                             $675,000 Synergy savings              ($114,000)
Private placement                                            $1,266,000 Goodwill                       $85,000
                                                                                                       -------
January private placement                                      $667,000                               ($29,000)
                                                               ---------                              =========
                                                             $2,608,000

Proforma  Kemper  financial   statements  to  give  effect  to  income  tax  and
     contractural executive compensation.


ANALYSIS OF ENCON SYSTEMS, INC. ACQUISITION OF KEMPER MANAGEMENT
NINE MONTHS ENDED SEPTEMBER 30, 1995 STATEMENT OF OPERATIONS

                                                                                                   PROFORMA EFFECTS
                                            ENCON              KEMPER           ENCON-KEMPER        OF ACQUISITION     ENCON-KEMPER
                                           SYSTEMS           MANAGEMENT           COMBINED            AND PRIVATE         COMBINED
STATEMENT OF OPERATIONS                   30-SEP-95           30-SEP-95           30-SEP-95            PLACEMENT         30-SEP-95
- -----------------------                   ---------           ---------           ---------            ---------         ---------
Net sales and revenue                    $14,092,734          $7,575,884         $21,668,618                 $0         $21,668,618

Cost of sales                             $9,710,167          $6,386,703         $16,096,870                 $0         $16,096,870
                                          -----------         -----------        ------------                ---        -----------

     Gross profit                         $4,382,567          $1,189,181          $5,571,748                 $0          $5,571,748

Selling, general & administrative         $4,464,255          $1,114,258          $5,578,513           ($21,750)         $5,556,763
                                          -----------         -----------         -----------          ---------         ----------

     Income from operations                 ($81,688)            $74,923             ($6,765)           $21,750             $14,985
                                            ---------            --------            --------           --------            -------

Other income (expense):
  Interest expense                         ($248,195)           ($49,449)          ($297,644)           $97,500           ($200,144)
  Interest income                             $1,994                  $0              $1,994                 $0              $1,994
  Other items - net                         ($87,207)             $6,168            ($81,039)                $0            ($81,039)
                                            ---------             -------           ---------                ---           ---------
     Net  other items                      ($333,408)           ($43,281)          ($376,689)           $97,500           ($279,189)

     Income (loss) before tax              ($415,096)            $31,642           ($383,454)          $119,250           ($264,204)

Income tax expense (benefit)                 $22,730                $856             $23,586            $47,700             $71,286
                                             --------               -----            --------           --------            -------

     Net income (loss)                     ($437,826)            $30,786           ($407,040)           $71,550           ($335,490)
                                           ==========            ========          ==========           ========          ==========


Net income per share                          ($0.17)              $0.05                                                     ($0.07)
                                              =======              ======                                                    =======

Weighted average number of common
  shares outstanding                       2,580,993             675,000                              1,266,000           4,521,993
                                           ==========            ========                             ==========          =========
Days Stock Outstanding                           365                 365                                    365

ADDITIONAL SHARES OUTSTANDING:                                           PROFORMA SAVINGS
- ------------------------------                                           ----------------
Kemper acquisition                                               675,000 Synergy savings               ($85,500)
Private placement                                              1,266,000 Goodwill                       $63,750
                                                               ----------                               -------
                                                               1,941,000                               ($21,750)
                                                               ==========                              =========
                                                                         INTEREST EXPENSE
                                                                         ----------------
                                                                         Shareholder loans              $97,500



ANALYSIS OF ENCON SYSTEMS, INC. ACQUISITION OF KEMPER MANAGEMENT
SEPTEMBER 30, 1995 BALANCE SHEET

                                                                                                   PROFORMA EFFECTS
                                            ENCON              KEMPER           ENCON-KEMPER        OF ACQUISITION      ENCON-KEMPER
                                           SYSTEMS           MANAGEMENT           COMBINED            AND PRIVATE         COMBINED
BALANCE SHEET                             30-SEP-95           30-SEP-95           30-SEP-95            PLACEMENT          30-SEP-95
- -------------                             ---------           ---------           ---------            ---------          ---------
Current Assets:
  Cash                                    $289,134             $15,800            $304,934                                  $304,934
  Accounts receivable                   $8,282,640          $1,796,715         $10,079,355                               $10,079,355
  Inventories                           $2,120,930            $159,497          $2,280,427                                $2,280,427
  Prepaid expense                       $1,116,943             $11,815          $1,128,758                                $1,128,758
  Notes receivable                        $214,287              $3,956            $218,243                                  $218,243
  Refundable income tax credits           $272,651                  $0            $272,651                                  $272,651
                                          ---------                 ---           ----------                                --------
     Total current assets              $12,296,585          $1,987,783         $14,284,368                    $0         $14,284,368

Property and equipment, net               $361,883            $314,984            $676,867                    $0            $676,867
                                          ---------           ---------           ---------                   ---           --------

Long-term accounts receivable           $2,145,286                  $0          $2,145,286                    $0          $2,145,286
Long-term lease receivable                 $41,735                  $0             $41,735                    $0             $41,735
Notes receivable                                $0                  $0                  $0                    $0                  $0
Organization expense                       $46,453                  $0             $46,453                    $0             $46,453
Other assets                              $218,676             $26,018            $244,694                    $0            $244,694
Goodwill                                $2,429,840                  $0          $2,429,840            $1,700,000          $4,129,840
                                        -----------                 ---         -----------           -----------         ----------
     Total other assets                 $4,881,990             $26,018          $4,908,008            $1,700,000          $6,608,008
                                        -----------            --------         -----------           -----------         ----------

     Total assets                      $17,540,458          $2,328,785         $19,869,243            $1,700,000         $21,569,243
                                       ------------         -----------        ------------           -----------        -----------

CALCULATION OF GOODWILL
Deficit in Kemper retained earnings                                                                           $395,345
Value of Kemper Common Stock                                                                                  ($72,244)
675,000 Encon common shares issued at $1.50 per share with a 30% discount                                     $708,760
Restructuring costs incurred, estimated                                                                       $400,000
Closing expenses - estimated                                                                                  $240,000
Other - estimated                                                                                              $28,139
                                                                                                               -------
     Total                                                                                                  $1,700,000
                                                                                                            ----------

ANALYSIS OF ENCON SYSTEMS, INC. ACQUISITION OF KEMPER MANAGEMENT
SEPTEMBER 30, 1995 BALANCE SHEET

                                                                                                   PROFORMA EFFECTS
                                               ENCON              KEMPER        ENCON-KEMPER        OF ACQUISITION      ENCON-KEMPER
                                              SYSTEMS           MANAGEMENT        COMBINED            AND PRIVATE         COMBINED
BALANCE SHEET                                30-SEP-95           30-SEP-95        30-SEP-95            PLACEMENT          30-SEP-95
- -------------                                ---------           ---------        ---------            ---------          ---------
Current Liabilities:
  Note payable, current                       $3,825,753          $931,242        $4,756,995           ($840,000)       $3,916,995
  Current portion of notes payable              $183,047                $0          $183,047                              $183,047
  Current portion of long term debt             $496,368                $0          $496,368                              $496,368
  Current portion of GEPP financing             $418,540                $0          $418,540                              $418,540
  Deferred revenue                            $1,068,046                $0        $1,068,046                            $1,068,046
  Accounts payable                            $3,511,794          $503,260        $4,015,054            $268,139        $4,283,193
  Accrued expenses                              $864,466          $170,271        $1,034,737            $400,000        $1,434,737
                                                ---------         ---------       -----------           ---------       ----------
     Total current liabilities               $10,368,014        $1,604,773       $11,972,787           ($171,861)      $11,800,926

Long term GEPP financing                        $737,706                $0          $737,706                  $0          $737,706
Notes payable former stockholders                $17,697        $1,047,113        $1,064,810           ($760,000)         $304,810
Notes payable stockholders                            $0                $0                $0                                    $0
Long term debt                                  $520,874                $0          $520,874                  $0          $520,874
                                                ---------               ---         ---------                 ---         --------
     Total liabilities                       $11,644,291        $2,651,886       $14,296,177           ($931,861)      $13,364,316

Minority Interest                               $896,980                $0          $896,980                  $0          $896,980

Stockholder's equity:
  Common stock                                   $23,401           $72,244           $95,645            ($72,244)          $23,401
  Paid in capital                             $5,452,175                $0        $5,452,175          $2,308,760        $7,760,935
  Retained earnings (deficit)                  ($467,438)        ($395,345)        ($862,783)           $395,345         ($467,438)
  Cumulative translation adjustment              ($8,951)               $0           ($8,951)                 $0           ($8,951)
                                                 --------               ---          --------                 ---
     Total stockholder's equity               $4,999,187         ($323,101)       $4,676,086          $2,631,861        $7,307,947
                                              -----------        ----------       -----------         -----------       ----------

     Total liabilities and equity            $17,540,458        $2,328,785       $19,869,243          $1,700,000       $21,569,243
                                             ============       ===========      ============         ===========      ===========


CALCULATION OF COMMON STOCK
Private placement net proceeds                                                                        $1,600,000
     Used for: Reduction of Stockholder Loan - Long-term  $760,000
               Reduction of Notes Payable Bank - Current  $840,000
675,000 shares issued to acquire Kemper                                                                 $708,760
     Total                                                                                            $2,308,760

CALCULATION OF RETAINED EARNINGS
Kemper deficit capitalized to goodwill                                                                  $395,345



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                 ENCON SYSTEMS, INC.



Date:  June 7, 1996                              By:/s/ Alan L. Freidman
                                                    --------------------
                                                    Alan L. Freidman
                                                    Chief Executive Officer



                                       -2-